                                                                    Exhibit 10.4

                               SECURITY AGREEMENT

     THIS  SECURITY  AGREEMENT  (the  "AGREEMENT"),  is  entered  into  and made effective as of December 9, 2005, by and between CEPTOR CORPORATION,  a Delaware corporation  with its principal place of business  located at 200  International
Circle - Suite  5100  Hunt  Valley,  Maryland  21030  (the  "COMPANY"),  and the
BUYER(S)  listed on Schedule I attached  to the  Securities  Purchase  Agreement dated the date hereof (the "SECURED PARTY").

     WHEREAS, the Company shall issue and sell to the Secured Party, as provided in the Securities  Purchase  Agreement of even date herewith between the Company and the Secured Party (the  "SECURITIES  PURCHASE  AGREEMENT"),  and the Secured
Party  shall  purchase  up  to  Two  Million  Dollars  ($2,000,000)  of  secured
convertible   debentures  (the   "CONVERTIBLE   DEBENTURES"),   which  shall  be
convertible  into shares of the Company's  common stock,  par value $0.0001 (the
"COMMON  STOCK") (as  converted,  the  "CONVERSION  SHARES")  in the  respective amounts  set forth  opposite  each  Buyer(s)  name on Schedule I attached to the
Securities Purchase Agreement;

     WHEREAS,  to  induce  the  Secured  Party  to enter  into  the  transaction contemplated by the Securities Purchase Agreement,  the Convertible  Debentures,
the Investor  Registration  Rights  Agreement of even date herewith  between the
Company and the Secured Party (the "INVESTOR  REGISTRATION  RIGHTS  AGREEMENT"),
the Escrow Agreement of even date herewith among the Company, the Secured Party, and David Gonzalez, Esq. (the "ESCROW AGREEMENT"),  and the Irrevocable Transfer
Agent Instructions among the Company, the Secured Party, American Stock Transfer
& Trust Company,  and David Gonzalez,  Esq. (the "TRANSFER AGENT  INSTRUCTIONS")
(collectively  referred to as the "TRANSACTION  DOCUMENTS"),  the Company hereby grants to the Secured Party a security  interest in and to the pledged  property identified  on  EXHIBIT  A  hereto  (collectively  referred  to as the  "PLEDGED
PROPERTY") until the satisfaction of the Obligations, as defined herein below.

     NOW,  THEREFORE,  in consideration of the promises and the mutual covenants herein contained,  and for other good and valuable  consideration,  the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1.

                         DEFINITIONS AND INTERPRETATIONS

     Section 1.1.   RECITALS.

     The above  recitals are true and correct and are  incorporated  herein,  in their entirety, by this reference.

     Section 1.2.  INTERPRETATIONS.

     Nothing  herein  expressed  or implied is intended or shall be construed to confer upon any person other than the Secured  Party any right,  remedy or claim under or by reason hereof.

     Section 1.3.   OBLIGATIONS SECURED.

     The  obligations  secured hereby are any and all obligations of the Company now  existing or  hereinafter  incurred to the Secured  Party,  whether  oral or written  and whether  arising  before,  on or after the date  hereof  including, without limitation,  those obligations of the Company to the Secured Party under this  Agreement,  the  Transaction  Documents,  and  any  other  amounts  now or hereafter  owed to the Secured  Party by the  Company  thereunder  or  hereunder
(collectively, the "OBLIGATIONS").

                                   ARTICLE 2.

                 PLEDGED PROPERTY, ADMINISTRATION OF COLLATERAL
                      AND TERMINATION OF SECURITY INTEREST

     Section 2.1.  PLEDGED PROPERTY.

          (a)  Company hereby  pledges to the Secured Party,  and creates in the
Secured  Party for its  benefit,  a  security  interest  for such time until the
Obligations  are paid in full,  in and to all of the  property of the Company as set forth in EXHIBIT  "A"  attached  hereto  and the  products  thereof  and the proceeds of all such items (collectively, the "PLEDGED PROPERTY"):

          (b)  Simultaneously with the execution and delivery of this Agreement, the Company shall make,  execute,  acknowledge,  file, record and deliver to the
Secured Party any such documents and instruments, including, without limitation, financing statements, certificates,  affidavits and forms as may, in the Secured
Party's reasonable judgment, be necessary to effectuate, complete or perfect, or to continue  and  preserve,  the security  interest of the Secured  Party in the
Pledged  Property,   and  the  Secured  Party  shall  hold  such  documents  and instruments  as secured  party,  subject to the terms and  conditions  contained herein.

     Section 2.2.   RIGHTS; INTERESTS; ETC.

          (a)  So long as no Event of Default  (as  hereinafter  defined)  shall have occurred and be continuing:

               (i)    the Company  shall be  entitled  to  exercise  any and all rights  pertaining  to the Pledged  Property or any part thereof for any purpose not inconsistent with the terms hereof; and

               (ii)   the  Company  shall be  entitled to receive and retain any and all payments paid or made in respect of the Pledged Property.

          (b)  Upon the  occurrence  and during the  continuance  of an Event of
Default:

               (i)    All rights of the Company to exercise  the rights which it would otherwise be entitled to exercise pursuant to Section 2.2(a)(i) hereof and to receive payments which it would otherwise be authorized to receive and retain pursuant to Section  2.2(a)(ii)  hereof shall be suspended,  and all such rights shall thereupon  become vested in the Secured Party who shall thereupon have the sole right to exercise  such rights and to receive and hold as Pledged  Property such  payments;  PROVIDED,  HOWEVER,  that if the  Secured  Party  shall  become entitled  and shall  elect to  exercise  its  right to  realize  on the  Pledged
Property  pursuant  to  Article 5 hereof,  then all cash  sums  received  by the
Secured Party,  or held by Company for the benefit of the Secured Party and paid over  pursuant  to  Section  2.2(b)(ii)  hereof,  shall be applied  against  any outstanding Obligations; and

               (ii)   All  interest,  dividends,  income and other  payments and distributions  which are received by the Company  contrary to the  provisions of
Section  2.2(b)(i)  hereof  shall be  received  in trust for the  benefit of the
Secured Party,  shall be segregated from other property of the Company and shall be forthwith paid over to the Secured Party; or

               (iii)  The  Secured  Party  in  its  sole  discretion   shall  be
authorized to sell any or all of the Pledged  Property at public or private sale in order to recoup all of the outstanding  principal plus accrued  interest owed pursuant to the Convertible Debenture as described herein.

          (c)  An "EVENT OF DEFAULT" shall be deemed to have occurred under this
Agreement upon an Event of Default under the Convertible Debentures.

                                   ARTICLE 3.

                          ATTORNEY-IN-FACT; PERFORMANCE

     Section 3.1.   SECURED PARTY APPOINTED ATTORNEY-IN-FACT.

     Upon the occurrence of an Event of Default, the Company hereby appoints the
Secured  Party as its  attorney-in-fact,  with full  authority  in the place and stead of the Company and in the name of the Company or  otherwise,  from time to time in the  Secured  Party's  discretion  to take any action and to execute any instrument  which the Secured Party may reasonably  deem necessary to accomplish the purposes of this Agreement,  including,  without limitation,  to receive and collect all instruments made payable to the Company representing any payments in respect of the Pledged  Property or any part thereof and to give full  discharge for the same.  The  Secured  Party may demand,  collect,  receipt  for,  settle, compromise,  adjust, sue for,  foreclose,  or realize on the Pledged Property as and when the Secured Party may determine. To facilitate collection,  the Secured
Party may notify  account  debtors and obligors on any Pledged  Property to make payments directly to the Secured Party.

     Section 3.2.   SECURED PARTY MAY PERFORM.

     If the Company fails to perform any agreement contained herein, the Secured
Party,  at its  option,  may  itself  perform,  or cause  performance  of,  such agreement,  and the reasonable expenses of the Secured Party reasonably incurred in connection  therewith shall be included in the Obligations secured hereby and payable by the Company under Section 8.3.

                                   ARTICLE 4.

                         REPRESENTATIONS AND WARRANTIES

     Section 4.1.   AUTHORIZATION; ENFORCEABILITY.

     Each of the parties  hereto  represents  and warrants that it has taken all action  necessary to authorize the execution,  delivery and  performance of this
Agreement  and the  transactions  contemplated  hereby;  and upon  execution and delivery,  this Agreement shall constitute a valid and binding obligation of the respective party, subject to applicable bankruptcy, insolvency,  reorganization, moratorium  and similar laws  affecting  creditors'  rights or by the principles governing the availability of equitable remedies.

     Section 4.2.   OWNERSHIP OF PLEDGED PROPERTY.

     The Company  warrants and  represents  that it is the legal and  beneficial owner of the Pledged  Property  free and clear of any lien,  security  interest, option or other charge or encumbrance  except for the security  interest created by this Agreement.

                                   ARTICLE 5.

                    DEFAULT; REMEDIES; SUBSTITUTE COLLATERAL

     Section 5.1.   DEFAULT AND REMEDIES.

          (a)  If an Event of Default occurs, then in each such case the Secured
Party may declare the Obligations to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration,  the Obligations shall become immediately due and payable.

          (b)  Upon the  occurrence  of an Event of Default,  the Secured  Party shall: (i) be entitled to receive all distributions  with respect to the Pledged
Property,  (ii) to cause the Pledged Property to be transferred into the name of the Secured Party or its nominee,  (iii) to dispose of the Pledged Property, and
(iv) to realize upon any and all rights in the Pledged Property then held by the
Secured Party.

     Section 5.2.   METHOD OF REALIZING UPON THE PLEDGED PROPERTY: OTHER REMEDIES.

     Upon the  occurrence of an Event of Default,  in addition to any rights and remedies  available at law or in equity,  the following  provisions shall govern the Secured Party's right to realize upon the Pledged Property:

          (a)  Any item of the  Pledged  Property  may be sold for cash or other value in any number of lots at brokers board, public auction or private sale and may be sold without  demand,  advertisement  or notice  (except that the Secured
Party shall give the Company ten (10) days' prior written notice of the time and place  or of the  time  after  which  a  private  sale  may be made  (the  "SALE
NOTICE")),  which notice period is hereby agreed to be commercially  reasonable.
At any  sale or sales  of the  Pledged  Property,  the  Company  may bid for and
purchase the whole or any part of the Pledged Property and, upon compliance with the terms of such  sale,  may hold,  exploit  and  dispose  of the same  without further  accountability  to the  Secured  Party.  The Company  will  execute and deliver,  or cause to be executed and delivered,  such  instruments,  documents, assignments,  waivers,  certificates,  and  affidavits and supply or cause to be supplied such further  information  and take such further  action as the Secured
Party reasonably shall require in connection with any such sale.

          (b)  Any cash being held by the Secured Party as Pledged  Property and all cash  proceeds  received  by the  Secured  Party  in  respect  of,  sale of, collection  from,  or other  realization  upon  all or any  part of the  Pledged
Property shall be applied as follows:

               (i)    to the payment of all  amounts  due the Secured  Party for the expenses  reimbursable to it hereunder or owed to it pursuant to Section 8.3 hereof;

               (ii)   to the payment of the Obligations then due and unpaid.

               (iii)  the  balance,  if any,  to the person or persons  entitled thereto, including, without limitation, the Company.

          (c)  In addition to all of the rights and  remedies  which the Secured
Party may have pursuant to this  Agreement,  the Secured Party shall have all of the rights and remedies provided by law, including,  without  limitation,  those under the Uniform Commercial Code.

               (i)    If the  Company  fails  to pay such  amounts  due upon the occurrence  of an Event of Default which is  continuing,  then the Secured Party may institute a judicial  proceeding  for the  collection of the sums so due and unpaid,  may  prosecute  such  proceeding  to judgment  or final  decree and may enforce the same against the Company and collect the monies  adjudged or decreed to be payable in the manner  provided  by law out of the  property  of  Company, wherever situated.

               (ii)   The  Company  agrees  that  it  shall  be  liable  for any reasonable fees,  expenses and costs incurred by the Secured Party in connection with  enforcement,  collection and  preservation of the  Transaction  Documents, including,  without  limitation,  reasonable  legal fees and expenses,  and such amounts shall be deemed  included as  Obligations  secured hereby and payable as set forth in Section 8.3 hereof.

     Section 5.3.   PROOFS OF CLAIM.

     In case  of the  pendency  of any  receivership,  insolvency,  liquidation,
bankruptcy,  reorganization,   arrangement,  adjustment,  composition  or  other
judicial proceeding relating to the Company or the property of the Company or of such other obligor or its creditors,  the Secured Party (irrespective of whether the  Obligations  shall  then be due and  payable  as  therein  expressed  or by declaration  or otherwise  and  irrespective  of whether the Secured Party shall have made any demand on the Company for the payment of the  Obligations),  shall be entitled and empowered, by intervention in such proceeding or otherwise:

               (i)    to file and  prove a claim  for the  whole  amount  of the
Obligations  and to file such other  papers or  documents as may be necessary or advisable in order to have the claims of the Secured Party  (including any claim for the  reasonable  legal fees and expenses and other expenses paid or incurred by the Secured  Party  permitted  hereunder  and of the Secured Party allowed in such judicial proceeding), and

               (ii)   to  collect  and  receive  any  monies  or other  property payable or  deliverable  on any such claims and to distribute  the same; and any custodian,  receiver,  assignee,  trustee,  liquidator,  sequestrator  or  other similar  official in any such judicial  proceeding  is hereby  authorized by the
Secured  Party to make such payments to the Secured Party and, in the event that the Secured Party shall  consent to the making of such payments  directed to the
Secured  Party,  to pay to the Secured  Party any amounts  for  expenses  due it hereunder.

     Section 5.4.   DUTIES REGARDING PLEDGED PROPERTY.

     The Secured Party shall have no duty as to the  collection or protection of the Pledged  Property  or any income  thereon or as to the  preservation  of any rights pertaining thereto, beyond the safe custody and reasonable care of any of the Pledged Property actually in the Secured Party's possession.

                                   ARTICLE 6.

                              AFFIRMATIVE COVENANTS

     The Company  covenants and agrees that,  from the date hereof and until the
Obligations  have been fully paid and satisfied,  unless the Secured Party shall consent otherwise in writing (as provided in Section 8.4 hereof):

     Section 6.1.   EXISTENCE, PROPERTIES, ETC.

          (a)  The Company shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be reasonably necessary (i) to maintain  Company's due organization,  valid existence and good standing under the laws of its state of incorporation,  and (ii) to preserve and keep in full force and effect all qualifications,  licenses and registrations in those  jurisdictions in which the failure to do so could have a Material Adverse
Effect (as  defined  below);  and (b) the  Company  shall not do, or cause to be done, any act impairing the Company's  corporate power or authority (i) to carry on the Company's business as now conducted,  and (ii) to execute or deliver this
Agreement or any other  document  delivered in connection  herewith,  including, without limitation, any UCC-1 Financing Statements required by the Secured Party to which it is or will be a party, or perform any of its  obligations  hereunder or thereunder. For purpose of this Agreement, the term "MATERIAL ADVERSE EFFECT"
shall mean any  material  and  adverse  affect  whether  individually  or in the aggregate,  upon (a) the Company's assets, business,  operations,  properties or condition,  financial or otherwise; (b) the Company's ability to make payment as and when due of all or any part of the Obligations; or (c) the Pledged Property.

     Section 6.2.   FINANCIAL STATEMENTS AND REPORTS.

     The Company  shall  furnish to the Secured  Party within a reasonable  time such  financial  data as the Secured Party may  reasonably  request,  including, without limitation, the following:

          (a)  The  balance  sheet of the Company as of the close of each fiscal year,  the statement of earnings and retained  earnings of the Company as of the close of such fiscal year,  and statement of cash flows for the Company for such fiscal year,  all in reasonable  detail,  prepared in accordance  with generally accepted  accounting  principles  consistently  applied,  certified by the chief executive and chief financial  officers of the Company as being true and correct and  accompanied  by a certificate  of the chief  executive and chief  financial officers of the Company, stating that the Company has kept, observed,  performed and fulfilled  each covenant,  term and condition of this Agreement  during such fiscal  year  and  that no  Event  of  Default  hereunder  has  occurred  and is continuing, or if an Event of Default has occurred and is continuing, specifying the nature of same,  the period of  existence of same and the action the Company proposes to take in connection therewith; and

          (b)  Copies of all  accountants'  reports and  accompanying  financial reports  submitted to the Company by independent  accountants in connection with each annual examination of the Company.

     Section 6.3.   ACCOUNTS AND REPORTS.

     The Company  shall  maintain a standard  system of accounting in accordance with generally accepted accounting principles  consistently applied and provide, at its sole expense, to the Secured Party the following:

          (a)  as soon as available, a copy of any notice or other communication alleging any nonpayment or other material breach or default,  or any foreclosure or other action  respecting any material  portion of its assets and  properties, received respecting any of the indebtedness of the Company in excess of $100,000
(other than the  Obligations),  or any demand or other request for payment under any guaranty, assumption, purchase agreement or similar agreement or arrangement respecting  the  indebtedness  or  obligations  of others in excess of $100,000, including  any received from any person acting on behalf of the Secured Party or beneficiary thereof; and

          (b)  within  fifteen (15) days after the making of each  submission or filing,  a copy of any report,  financial  statement,  notice or other document, whether periodic or otherwise,  submitted to the shareholders of the Company, or submitted to or filed by the Company with any governmental  authority  involving or affecting (i) the Company that could have a Material Adverse Effect; (ii) the
Obligations;  (iii)  any  part  of the  Pledged  Property;  or  (iv)  any of the transactions contemplated in this Agreement.

     Section 6.4.   MAINTENANCE OF BOOKS AND RECORDS; INSPECTION.

     The Company  shall  maintain its books,  accounts and records in accordance with generally accepted accounting  principles  consistently applied, and permit the Secured Party, its officers and employees and any  professionals  designated by the Secured Party in writing,  at any time during regular business hours upon five (5)  business  days prior  written  notice to visit and  inspect any of its properties  (including but not limited to the Pledged Property  described in the

Transaction  Documents),  corporate books and financial records,  and to discuss its  accounts,  affairs  and  finances  with any  employee,  officer or director thereof.

     Section 6.5.   MAINTENANCE AND INSURANCE.

          (a)  The Company shall maintain or cause to be maintained,  at its own expense,  all of its assets and  properties in good working order and condition, making all necessary repairs thereto and renewals and replacements thereof.

          (b)  The Company shall maintain or cause to be maintained,  at its own expense, insurance in form, substance and amounts (including deductibles), which the Company deems reasonably  necessary to the Company's business,  (i) adequate to insure all assets and properties of the Company,  which assets and properties are of a  character  usually  insured by persons  engaged in the same or similar business  against loss or damage  resulting from fire or other risks included in an extended coverage policy; (ii) against public liability and other tort claims that  may be  incurred  by the  Company;  and  (iii) as may be  required  by the
Transaction Documents and/or applicable law all with adequate, financially sound and reputable insurers.

     Section 6.6.   CONTRACTS AND OTHER COLLATERAL.

     The Company shall perform all of its  obligations in all material  respects under  or with  respect  to each  instrument,  receivable,  contract  and  other intangible  included  in the  Pledged  Property  to which the  Company is now or hereafter  will be party on a timely basis and in the manner  therein  required, including, without limitation, this Agreement.

     Section 6.7.   DEFENSE OF COLLATERAL, ETC.

     The Company  shall defend and enforce its right,  title and interest in and to any part of: (a) the Pledged  Property;  and (b) if not  included  within the
Pledged  Property,  those assets and properties whose loss could have a Material
Adverse Effect,  the Company shall defend the Secured  Party's right,  title and interest in and to each and every part of the Pledged Property, each against all manner of claims and demands on a timely  basis to the full extent  permitted by applicable law.

     Section 6.8.   PAYMENT OF DEBTS, TAXES, ETC.

     The Company  shall pay, or cause to be paid,  all of its  indebtedness  and other  liabilities  and  perform,  or cause  to be  performed,  in all  material respects,  all of its  obligations  in  accordance  with  the  respective  terms thereof,  and pay and discharge,  or cause to be paid or discharged,  all taxes, assessments and other governmental  charges and levies imposed upon it, upon any of its assets and  properties on or before the last day on which the same may be paid  without  penalty,  as well as pay all other  lawful  claims  (whether  for services, labor, materials, supplies or otherwise) as and when due.

     Section 6.9.   TAXES AND ASSESSMENTS; TAX INDEMNITY.

     The  Company  shall  (a) file all tax  returns  and  appropriate  schedules thereto that are required to be filed under applicable law, prior to the date of delinquency,  (b) pay and  discharge  all taxes,  assessments  and  governmental charges or levies imposed upon the Company,  upon its income and profits or upon any  properties  belonging  to it, prior to the date on which  penalties  attach thereto,  and (c) pay all taxes,  assessments and governmental charges or levies that,  if  unpaid,  might  become a lien or charge  upon any of its  properties;
PROVIDED,  HOWEVER,  that the  Company in good faith may  contest  any such tax, assessment,  governmental  charge or levy described in the foregoing clauses (b)
and (c) so long as appropriate reserves are maintained with respect thereto, and unless the failure to pay or file would not have a material adverse effect.

     Section 6.10.  COMPLIANCE WITH LAW AND OTHER AGREEMENTS.

     The Company shall  maintain its business  operations  and property owned or used in connection therewith in compliance in all material respects with (a) all applicable federal,  state and local laws,  regulations and ordinances governing such business operations and the use and ownership of such property, and (b) all agreements, licenses, franchises,  indentures and mortgages to which the Company is a party or by which the Company or any of its  properties  is bound.  Without limiting the foregoing,  the Company shall pay all of its indebtedness  promptly in accordance with the terms thereof.

     Section 6.11.  NOTICE OF DEFAULT.

     The  Company  shall  give  written  notice  to  the  Secured  Party  of the occurrence  of any  default  or Event  of  Default  under  this  Agreement,  the
Transaction  Documents  or any other  agreement  of Company  for the  payment of money, promptly upon the occurrence thereof.

     Section 6.12.  NOTICE OF LITIGATION.

     The Company shall give notice, in writing,  to the Secured Party of (a) any actions,  suits or  proceedings  wherein  the  amount  at issue is in  excess of
$50,000,  instituted by any persons against the Company, or affecting any of the assets of the Company,  and (b) any dispute,  not resolved  within  fifteen (15)
days of the  commencement  thereof,  between the Company on the one hand and any governmental  or regulatory  body on the other hand,  which might  reasonably be expected  to have a  Material  Adverse  Effect  on the  business  operations  or financial condition of the Company.

                                   ARTICLE 7.

                               NEGATIVE COVENANTS

     The Company  covenants  and agrees  that,  from the date  hereof  until the
Obligations  have been fully paid and satisfied,  the Company shall not,  unless the Secured Party shall consent otherwise in writing:

     Section 7.1.   INDEBTEDNESS.

     The Company shall not directly or indirectly permit, create, incur, assume, permit to exist,  increase,  renew or  extend  on or after the date  hereof  any indebtedness  on its  part,  including  commitments,  contingencies  and  credit availabilities, or apply for or offer or agree to do any of the foregoing except for the Company's convertible notes outstanding as of the date hereof.

     Section 7.2.   LIENS AND ENCUMBRANCES.

     The Company shall not directly or indirectly make, create, incur, assume or permit to exist any assignment, transfer, pledge, mortgage, security interest or other  lien or  encumbrance  of any  nature  in, to or  against  any part of the
Pledged Property or of the Company's  capital stock, or offer or agree to do so, or own or acquire or agree to acquire  any asset or  property  of any  character subject to any of the foregoing  encumbrances  (including any  conditional  sale contract or other title retention  agreement),  or assign,  pledge or in any way transfer or encumber  its right to receive any income or other  distribution  or proceeds from any part of the Pledged  Property or the Company's  capital stock;
or enter into any  sale-leaseback  financing  respecting any part of the Pledged
Property as lessee,  or cause or assist the inception or  continuation of any of the foregoing.

     Section 7.3.   CERTIFICATE    OF    INCORPORATION,     BY-LAWS,    MERGERS,
                    CONSOLIDATIONS, ACQUISITIONS AND SALES.

     Without the prior express written consent of the Secured Party,  and except for issuances  pursuant to the Company's  existing 2004 bona fide employee stock option plan, the Company shall not: (a) Amend its  Certificate of  Incorporation or By-Laws;  (b) issue or sell its stock,  stock options,  bonds, notes or other corporate securities or obligations; (c) be a party to any merger, consolidation
or  corporate   reorganization,   (d)  purchase  or  otherwise  acquire  all  or
substantially all of the assets or stock of, or any partnership or joint venture interest in, any other person, firm or entity, (e) sell, transfer, convey, grant a security  interest in or lease all or any substantial part of its assets,  nor
(f) create any subsidiaries nor convey any of its assets to any subsidiary.

     Section 7.4.   MANAGEMENT, OWNERSHIP.

     The Company shall not materially  change its ownership,  executive staff or management  without  the  prior  written  consent  of  the  Secured  Party.  The ownership, executive staff and management of the Company are material factors in the Secured Party's willingness to institute and maintain a lending relationship with the Company.

     Section 7.5.   DIVIDENDS, ETC.

     The Company  shall not declare or pay any dividend of any kind,  in cash or in property, on any class of its capital stock, nor purchase,  redeem, retire or otherwise  acquire for value any shares of such stock, nor make any distribution of any kind in respect thereof,  nor make any return of capital to shareholders, nor make any payments in respect of any  pension,  profit  sharing,  retirement, stock option,  stock bonus,  incentive  compensation  or similar plan (except as required or  permitted  hereunder  and  specifically  issuances  pursuant to the
Company's  existing 2004 bona fide employee  stock option plan and the Company's matching  payments  under its existing  401(k) plan),  without the prior written consent of the Secured Party.

     Section 7.6.   GUARANTIES; LOANS.

     The  Company  shall not  guarantee  nor be liable  in any  manner,  whether directly or  indirectly,  or become  contingently  liable after the date of this
Agreement in connection  with the  obligations or  indebtedness of any person or persons,  except  for  (i)  the  indebtedness  currently  secured  by the  liens

                                       10

identified on the Pledged  Property  identified on Exhibit A hereto and (ii) the endorsement  of  negotiable  instruments  payable to the  Company for deposit or collection  in the ordinary  course of business.  The Company shall not make any loan,  advance or  extension  of credit to any  person  other than in the normal course of its business.

     Section 7.7.   DEBT.

     The  Company  shall  not  create,  incur,  assume  or  suffer  to exist any additional  indebtedness of any description whatsoever in an aggregate amount in excess of $25,000  (excluding  any  indebtedness  of the  Company to the Secured
Party,  trade  accounts  payable and accrued  expenses  incurred in the ordinary course of business and the endorsement of negotiable  instruments payable to the
Company,  respectively  for  deposit or  collection  in the  ordinary  course of business).

     Section 7.8.   CONDUCT OF BUSINESS.

     The Company will continue to engage, in an efficient and economical manner, in a business of the same  general  type as  conducted by it on the date of this
Agreement.

     Section 7.9.   PLACES OF BUSINESS.

     The location of the Company's chief place of business is 200  International
Circle - Suite 5100 Hunt Valley,  Maryland  21030.  The Company shall not change the location of its chief place of business, chief executive office or any place of business  disclosed to the Secured Party or move any of the Pledged  Property from its current  location without thirty (30) days' prior written notice to the
Secured Party in each instance.

                                   ARTICLE 8.

                                  MISCELLANEOUS

     Section 8.1.   NOTICES.

     All  notices or other  communications  required  or  permitted  to be given pursuant to this  Agreement  shall be in writing and shall be considered as duly given on:  (a) the date of  delivery,  if  delivered  in person,  by  nationally recognized  overnight  delivery  service or (b) five (5) days  after  mailing if mailed from within the  continental  United  States by  certified  mail,  return receipt requested to the party entitled to receive the same:

If to the Secured Party:      Cornell Capital Partners, LP
                              101 Hudson Street-Suite 3700
                              Jersey City, New Jersey 07302
                              Attention: Mark Angelo
                                         Portfolio Manager
                              Telephone: (201) 986-8300
                              Facsimile: (201) 985-8266

                                       11

With a copy to:               David Gonzalez, Esq.
                              101 Hudson Street, Suite 3700
                              Jersey City, NJ 07302
                              Telephone: (201) 985-8300
                              Facsimile: (201) 985-8266

And if to the Company:        CepTor Corporation
                              200 International Circle - Suite 5100
                              Hunt Valley, MD 21030
                              Attention: Donald W. Fallon
                              Telephone: (410) 527-9998
                              Facsimile: (410) 527-9867

With a copy to:               Olshan Grundman Frome Rosenzweig & Wolosky LLP
                              Park Avenue Tower
                              65 East 55th Street
                              New York, NY 10022
                              Attention: Harvey J. Kesner, Esq.
                              Telephone: (212) 451-2259
                              Facsimile: (212) 451-2222

     Any party may  change  its  address  by  giving  notice to the other  party stating its new address.  Commencing on the tenth (10th) day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

     Section 8.2.   SEVERABILITY.

     If any provision of this Agreement shall be held invalid or  unenforceable, such  invalidity  or  unenforceability  shall attach only to such  provision and shall not in any  manner  affect or render  invalid or  unenforceable  any other severable  provision of this Agreement,  and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

     Section 8.3.   EXPENSES.

     In the event of an Event of Default,  the  Company  will pay to the Secured
Party the amount of any and all  reasonable  expenses,  including the reasonable fees  and  expenses  of its  counsel,  which  the  Secured  Party  may  incur in connection  with: (i) the custody or  preservation  of, or the sale,  collection from, or other realization upon, any of the Pledged Property;  (ii) the exercise or enforcement of any of the rights of the Secured Party  hereunder or (iii) the failure by the Company to perform or observe any of the provisions hereof.

                                       12

     Section 8.4.   WAIVERS, AMENDMENTS, ETC.

     The  Secured  Party's  delay or failure at any time or times  hereafter  to require  strict  performance  by  Company  of any  undertakings,  agreements  or covenants shall not waiver,  affect,  or diminish any right of the Secured Party under this Agreement to demand strict compliance and performance  herewith.  Any waiver by the  Secured  Party of any Event of Default  shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type.  None of the  undertakings, agreements  and  covenants of the Company  contained in this  Agreement,  and no
Event of Default,  shall be deemed to have been waived by the Secured Party, nor may this  Agreement  be  amended,  changed  or  modified,  unless  such  waiver, amendment,  change or  modification  is  evidenced by an  instrument  in writing specifying  such waiver,  amendment,  change or  modification  and signed by the
Secured Party.

     Section 8.5.   CONTINUING SECURITY INTEREST.

     This Agreement shall create a continuing  security  interest in the Pledged
Property and shall: (i) remain in full force and effect until payment in full of the  Obligations;  and (ii) be binding upon the Company and its  successors  and
(iii) inure to the benefit of the Secured Party and its  successors and assigns.
Upon the payment or satisfaction in full of the  Obligations,  the Company shall be entitled to the return,  at its expense,  of such of the Pledged  Property as shall not have been sold in  accordance  with  Section  5.2 hereof or  otherwise applied  pursuant to the terms hereof and upon such occurrence the Secured Party shall have not further rights therein or thereto.

     Section 8.6.   INDEPENDENT REPRESENTATION.

     Each party hereto  acknowledges  and agrees that it has received or has had the opportunity to receive  independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Agreement.

     Section 8.7.   APPLICABLE LAW:  JURISDICTION.

     This Agreement  shall be governed by and interpreted in accordance with the laws of the State of Delaware  without  regard to the  principles of conflict of laws.  The parties  further agree that any action between them shall be heard in
Hudson County,  New Jersey,  and expressly consent to the jurisdiction and venue of the  Superior  Court of New Jersey,  sitting in Hudson  County and the United
States  District  Court for the  District of New Jersey  sitting in Newark,  New
Jersey  for the  adjudication  of any civil  action  asserted  pursuant  to this
Section.

     Section 8.8.   WAIVER OF JURY TRIAL.

     AS A FURTHER  INDUCEMENT FOR THE SECURED PARTY TO ENTER INTO THIS AGREEMENT
AND TO MAKE THE  FINANCIAL  ACCOMMODATIONS  TO THE COMPANY,  THE COMPANY  HEREBY
WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING  RELATED IN ANY WAY TO
THIS AGREEMENT AND/OR ANY AND ALL OTHER DOCUMENTS RELATED TO THIS TRANSACTION.

                                       13

     Section 8.9.   ENTIRE AGREEMENT.

     This  Agreement  constitutes  the entire  agreement  among the  parties and supersedes any prior agreement or  understanding  among them with respect to the subject matter hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS  WHEREOF,  the parties  hereto have  executed  this Security
Agreement as of the date first above written.

                                                COMPANY:
                                                CEPTOR CORPORATION

                                                By:   /s/ William Pursley
                                                    ----------------------------
                                                Name:  William Pursley
                                                Title: Chief Executive Officer

                                                SECURED PARTY:
                                                CORNELL CAPITAL PARTNERS, LP

                                                BY:    YORKVILLE ADVISORS, LLC
                                                ITS:   General Partner

                                                By:   /s/ Mark Angelo
                                                    ----------------------------
                                                Name:  Mark Angelo
                                                Title: Portfolio Manager

                                       14

                                    EXHIBIT A
                         DEFINITION OF PLEDGED PROPERTY

     For the purpose of securing prompt and complete  payment and performance by the  Company  of  all  of  the  Obligations,  the  Company  unconditionally  and irrevocably hereby grants to the Secured Party a continuing security interest in and to, and lien upon, the following Pledged Property of the Company:

          (a)  all  goods  of  the  Company,   including,   without  limitation,
machinery,  equipment, furniture,  furnishings,  fixtures, signs, lights, tools, parts,  supplies  and  motor  vehicles  of every  kind and  description,  now or hereafter owned by the Company or in which the Company may have or may hereafter acquire any interest, and all replacements, additions, accessions, substitutions and proceeds thereof,  arising from the sale or disposition  thereof,  and where applicable,  the proceeds of insurance  and of any tort claims  involving any of the foregoing;

          (b)  all inventory of the Company,  including, but not limited to, all goods, wares,  merchandise,  parts, supplies,  finished products, other tangible personal  property,  including such inventory as is temporarily out of Company's custody or  possession  and  including  any returns  upon any  accounts or other proceeds,  including insurance proceeds,  resulting from the sale or disposition of any of the foregoing;

          (c)  all  contract  rights and  general  intangibles  of the  Company, including, without limitation,  goodwill, trademarks, trade styles, trade names, leasehold interests,  partnership or joint venture interests, patents and patent applications,  copyrights,  deposit  accounts  whether  now  owned or  hereafter created;

          (d)  all documents,  warehouse receipts, instruments and chattel paper of the Company whether now owned or hereafter created;

          (e)  all accounts and other receivables, instruments or other forms of obligations and rights to payment of the Company (herein  collectively  referred to as "ACCOUNTS"),  together with the proceeds thereof, all goods represented by such  Accounts  and  all  such  goods  that  may be  returned  by the  Company's customers,  and all  proceeds  of any  insurance  thereon,  and all  guarantees, securities  and liens  which the  Company  may hold for the  payment of any such
Accounts  including,  without  limitation,  all rights of  stoppage  in transit, replevin and reclamation and as an unpaid vendor and/or lienor, all of which the
Company  represents  and warrants will be bona fide and existing  obligations of its respective customers, arising out of the sale of goods by the Company in the ordinary course of business;

          (f)  to the extent  assignable,  all of the Company's rights under all present and future  authorizations,  permits,  licenses and franchises issued or granted in connection with the operations of any of its facilities;

          (g)  all  products  and  proceeds   (including,   without  limitation,
insurance proceeds) from the above-described Pledged Property.

                                       A-1